SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUNDS

Wells Fargo Advantage Emerging Markets Equity Fund

Wells Fargo Advantage Emerging Markets Equity Select Fund

Effective immediately, shareholders of the Wells Fargo Advantage Emerging Markets Equity Select Fund may purchase shares of the Wells Fargo Advantage Emerging Markets Equity Fund for a limited period of time (the “Purchase Period”). The Purchase Period will remain in effect until on or about September 15, 2015, which is 60 days from the date of the Wells Fargo Advantage Emerging Markets Equity Select Fund’s liquidation.

June 16, 2015